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                            ACTIVE VOICE CORPORATION

                         1997 DIRECTOR STOCK OPTION PLAN


         ACTIVE VOICE CORPORATION, a Washington corporation (the "Company"), hereby establishes and sets forth the terms of the Active Voice Corporation 1997 Director Stock Option Plan (the "Plan"). The Plan was originally adopted effective as of September 30, 1997 (the "Effective Date"); was amended and restated effective as of June 22, 1998; was further amended effective as of May 6, 1999; and was again amended and restated effective as of December 15, 1999.

         1. DEFINITIONS. Capitalized terms used in the Plan have the meanings given those terms in the attached Appendix A or in the section of the Plan referenced therein.

         2. PURPOSE OF PLAN. The purpose of the Plan is to assist the Company in attracting and retaining outside directors of the highest caliber to serve on the Board. The Plan seeks to achieve this purpose by providing for automatic grants of Options to certain outside directors on each Annual Meeting Date and at certain other times.

         3. ADMINISTRATION OF THE PLAN. The Board shall have full power and authority, subject only to the provisions of the Plan (a) to administer or supervise the administration of the Plan; (b) to interpret the provisions of the Plan and the agreements evidencing Options; (c) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as it determines to be necessary or advisable to carry out the purpose of the Plan; and (d) to take such other actions in connection with the Plan as it determines to be necessary or advisable. The Board is authorized to adopt, amend and rescind such rules, regulations and procedures not inconsistent with the provisions of the Plan as it determines to be necessary or advisable for the proper administration of the Plan, and each Option shall be subject to all such rules, regulations and procedures (whether the Option was granted before or after adoption thereof). Each action and determination made or taken by the Board, including but not limited to any interpretation of the Plan and the agreements evidencing Options, shall be final, conclusive and binding for all purposes and upon all persons. The Board shall have all powers necessary or appropriate to accomplish its duties under the Plan.

         4. SHARES AVAILABLE FOR OPTIONS. The aggregate number of shares of Common Stock reserved for issuance upon exercise of Options granted under the Plan will be eighty-four thousand (84,000) (subject to any adjustment required or permitted under Section 9 or Section 10), and Options may be granted under this Plan only with respect to the shares so reserved. If an Option terminates for any reason without having been exercised in full, the shares of Common Stock for which the Option has not been exercised shall again be available for purposes of the Plan.

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         5. GRANTS OF OPTIONS

               5.1 Effective October 1, 1997, each individual who has been an Eligible Director for at least six (6) months will receive an Option (a "Continuing Director Option") to acquire two thousand five hundred (2,500) shares of Common Stock.

               5.2 Effective on the date an individual first takes office as an Eligible Director on the Board (an "Initial Grant Date"), the individual will receive an Option (an "Initial Option") to acquire either (a) fifteen thousand (15,000) shares of Common Stock, if six (6) months or less have elapsed since the Annual Meeting Date next preceding the Initial Grant Date, or (b) ten thousand (10,000) shares of Common Stock, if more than six (6) months have elapsed since that Annual Meeting Date or if the individual first takes office as an Eligible Director on an Annual Meeting Date; PROVIDED, HOWEVER, if there are insufficient Available Shares for the grant of the Initial Option as provided above, the individual shall instead receive an Initial Option to acquire the remaining Available Shares.

               5.3 On the Annual Meeting Date in 1998 and in each subsequent year so long as Available Shares remain under this Plan (each such date will be referred to as an "Annual Grant Date"), each individual who is an Eligible Director on the Annual Grant Date will receive an Option (an "Annual Option") to acquire five thousand (5,000) shares of Common Stock; PROVIDED, HOWEVER, if there are insufficient Available Shares for the grant of the Annual Options as provided above, each such Eligible Director shall instead receive an Annual Option to acquire the largest whole number of shares of Common Stock as can then be granted without exceeding the Available Shares.

               5.4 Each grant of an Option shall occur automatically without further action of the Board other than, to the extent necessary, its determination of (a) the Fair Market Value on the Grant Date, and (b) any provisions that are to be included in the agreement evidencing the Option pursuant to Section 8.1.

         6. PURCHASE PRICE. The price at which each share of Common Stock may be purchased upon exercise of an Option shall be the Fair Market Value of the Common Stock on the Grant Date. The purchase price shall be paid in full at the time of exercise (a) in cash, (b) by means of a transfer to the Company of shares of Common Stock that have been outstanding for at least one (1) year and that have a Fair Market Value equal to the purchase price to be paid, or (c) a combination of cash and shares of Common Stock.

         7. OTHER TERMS OF OPTIONS

               7.1 Each Initial Option granted to an Eligible Director will become exercisable --

                    (a) for one-third (1/3) of the shares of Common Stock covered thereby (rounded down to the nearest whole number, if necessary to eliminate a fractional share) on the first (1st) anniversary of its Grant Date;

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                    (b) for an additional one-third (1/3) of the shares of
Common Stock covered thereby (rounded down to the nearest whole number, if necessary to eliminate a fractional share) on the second (2nd) anniversary of its Grant Date; and

                    (c) for the remaining shares of Common Stock covered thereby on the third (3rd) anniversary of its Grant Date.

PROVIDED, HOWEVER, the Option will not become exercisable for shares for which it is scheduled to become exercisable on a particular anniversary date under clause (a), (b) or (c) above if more than sixty (60) days prior to the date when the Option is scheduled to become exercisable, the Eligible Director ceases to be a director of the Company for any reason.

               7.2 A Continuing Director Option or an Annual Option granted to an Eligible Director will become exercisable for all of the shares of Common Stock covered thereby on the first (1st) anniversary of its Grant Date; PROVIDED, HOWEVER, the Option will not become exercisable if more than sixty (60) days prior to that anniversary date, the Eligible Director ceases to be a director of the Company for any reason other than his or her death.

               7.3 If an Option does not become exercisable for shares for which it is scheduled to become exercisable on a particular anniversary of its Grant Date, the Option shall automatically terminate as to such shares. After an Option becomes exercisable for any shares of Common Stock, the Option may be exercised for such shares in whole or in part at any time and from time to time prior to its termination pursuant to Section 7.4.

               7.4 Unless it terminates earlier under other provisions of this Plan, an Option granted to an Eligible Director will terminate ten (10) years after its Grant Date or one (1) year after the date of death of the Eligible Director, whichever occurs first.

         8. OPTION AGREEMENT; NONTRANSFERABILITY OF OPTIONS; CERTIFICATES

               8.1 Each Option will be evidenced by a written agreement executed by the Company and the Eligible Director. Such agreement shall contain the terms of the Option as specified in this Plan, together with such other provisions not inconsistent with such terms as the Board deems advisable. The written agreements executed with respect to Options granted prior to December 15, 1999, contain provisions conditioning exercisability of such Options on attendance by the Eligible Directors at certain meetings of the full Board and any committee(s) of the Board of which the Eligible Directors are members. Such provisions (but not any provisions conditioning exercisability on continued membership on the Board) shall be void and of no effect.

               8.2 An Option will not be transferable by an Eligible Director other than by will or by the laws of descent and distribution, will not be involuntarily alienable by legal process or otherwise by operation of law, and will be exercisable during the Eligible Director's lifetime only by the Eligible Director. If an Eligible Director dies prior to full exercise of an Option, the Option may be exercised, to the extent it does not thereby terminate, by the person or persons to whom the rights of the Eligible Director under the Option pass by will or by

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applicable laws of descent and distribution. The Company may at any time, by written notice to the Eligible Director or to the then holder of an Option, release in whole or in part the restrictions under this Section 8.2).

               8.3 Each certificate evidencing Common Stock issued upon exercise of an Option shall bear such legends as the Company, upon advice of legal counsel, determines to be necessary or appropriate.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of Common Stock are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, share exchange or other material alteration in the capital structure of the Company, an appropriate and proportionate adjustment shall be made to the number and/or kind of shares or securities as to which Options will thereafter automatically be granted. A corresponding adjustment shall be made to the number and/or kind of shares or securities allocated to each Option outstanding at the time of such event and to the purchase price of such shares or securities; PROVIDED, HOWEVER, that such adjustment shall be made without changing the total purchase price applicable to the unexercised portion of the Option. For purposes of this Section 9, neither (a) the issuance of additional shares of Common Stock or other securities of the Company in exchange for adequate consideration (including services), nor (b) the conversion into Common Stock of any securities of the Company now or hereafter outstanding, shall be deemed material alterations in the capital structure of the Company. If the Board determines that the nature of a material alteration in the capital structure of the Company is such that it is not feasible or advisable to make adjustments to this Plan or to the Options granted under the Plan, such event shall be subject to Section 10.

         10. OTHER SIGNIFICANT EVENTS. In the event of (a) a reorganization, merger, recapitalization, reclassification, share exchange or other similar event affecting the Company and one or more other corporations following which the Company is not a surviving corporation, (b) the acquisition by any person, partnership, or corporation of more than twenty-five percent (25%) of the outstanding shares of Common Stock, (c) a sale of substantially all of the assets of the Company, (d) the dissolution or liquidation of the Company, or (e) a material change in the capital structure of the Company that is subject to this Section 10 in accordance with the last sentence of Section 9, all Options shall automatically become fully exercisable for all of the shares of Common Stock covered thereby, and the Board shall have the power to determine what other effect, if any, such event shall have upon Options outstanding under the Plan, including but not limited to the power to cause Options to be surrendered and canceled and payments to be made to the holders in exchange therefor and to cause adjustments to be made in the number and/or kind of shares or securities with respect to which such Options may be exercised and/or in the purchase prices and other terms and conditions thereof. Upon such event, the Plan and all Options outstanding under the Plan shall terminate, except to the extent the Board, pursuant to its authority under this Section 10, has made provision for the continuation of the Plan and outstanding Options or the substitution for outstanding Options of new options or awards covering the stock or securities

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of a successor entity, in which event the Plan and outstanding Options shall be subject to the terms so provided.

         11. AMENDMENT; TERMINATION

               11.1 The Board may from time to time amend the Plan in any respect whatsoever; PROVIDED, HOWEVER, that no amendment may have any material adverse effect on the rights of any director or former director with respect to any Option granted prior to the amendment, unless the director consents thereto.

               11.2 The Board may terminate the Plan at any time. No Options shall be granted following termination of the Plan, but the provisions of the Plan shall continue in effect until all Options terminate or are exercised in full and all rights of all persons with any interest in the Plan expire.

         12. GOVERNING LAW. All determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Washington and construed accordingly.





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                                   APPENDIX A

                                   DEFINITIONS

         "Annual Grant Date" is defined in Section 5.3.

         "Annual Option" is defined in Section 5.3.

         "Annual Meeting" means an annual meeting of shareholders of the Company.

         "Annual Meeting Date" means the date of an Annual Meeting.

         "Available Shares" means the number of shares of Common Stock from time to time available under Section 4 for the grant of Options under this Plan.

         "Board" means the Board of Directors of the Company.

         "Common Stock" means the Common Stock, no par value, of the Company.

         "Company" is defined in the preamble of the Plan.

         "Continuing Director Option" is defined in Section 5.1.

         "Effective Date" is defined in the preamble of the Plan.

         "Eligible Director" means each individual who on a Grant Date meets the following requirements:

                  (a) The individual is a member of the Board at the close of business on the Grant Date;

                  (b) At no time during the calendar year in which the Grant Date falls has the individual been an employee of the Company or any of its direct or indirect subsidiaries; and

                  (c) Solely for purposes of eligibility for a grant of an Annual Option on an Annual Option Date, if the individual was a member of the Board prior to such Annual Option Date, during the period from the immediately preceding Annual Option Date to such Annual Option Date (or such portion of that period during which the individual was serving as a member of the Board), the individual attended at least seventy-five percent (75%) of the combined number of meetings of the full Board and any committee(s) of the Board of which the individual was a member, and also attended at least fifty percent (50%) of such combined number of meetings in person (for purposes hereof, if the Board takes action by unanimous written consent, such consent shall be deemed to be a meeting of the Board that all directors have attended in person).


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                                   APPENDIX A

                                   DEFINITIONS

         "Fair Market Value" for the Common Stock (or any other security) on any day means, if the Common Stock (or other security) is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock (or unit of the other security) on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock (or other security) is listed, or, if the Common Stock (or other security) is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Committee. If the Common Stock (or other security) is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Board on the basis of such considerations as the Board deems appropriate.

         "Grant Date" means October 1, 1997, in the case of a Continuing Director Option, and any Annual Grant Date or Initial Grant Date, in the case of an Annual Option or an Initial Option, respectively.

         "Initial Grant Date" is defined in Section 5.2.

         "Initial Option" is defined in Section 5.2.

         "Option" means an Annual Option, a Continuing Director Option or an Initial Option.

         "Plan" is defined in the preamble hereof.




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